UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. 14a-12
SOLUNA HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on October 16, 2026
To the Stockholders of Soluna Holdings, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Soluna Holdings, Inc. (the “Company”) to be held on October 16, 2026, at 10:00 a.m., Eastern Time. The Annual Meeting will be held virtually at the following virtual meeting link www.virtualshareholdermeeting.com/SLNH2026. You will be able to participate in the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SLNH2026 and entering the 16-digit control number included on your proxy card (the “Proxy Card”). At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:
•To elect three director nominees to serve as Class III directors of the Board of Directors for three-year terms expiring at the annual meeting of stockholders in 2029;
•To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock of the Company, par value $0.001 per share (the “common stock”), authorized for issuance thereunder from 375,000,000 shares to 1,000,000,000 shares;

•To approve, on an advisory basis, the executive compensation of the Company's named executive officers as described in the attached proxy statement;

•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026;
•To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of 20% or more of the Company’s issued and outstanding shares of common stock pursuant to the Standby Equity Purchase Agreement between the Company and YA II PN, Ltd., dated March 24, 2026;

•To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the approval of any of the foregoing proposals are insufficient to approve such proposal; and

•To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.
On or about August 24, 2026, we intend to begin sending to our stockholders a Notice of Annual Meeting of Stockholders (the "Notice") along with our proxy statement for the Annual Meeting, our 2025 Annual Report on Form 10-K and a proxy card. The proxy statement and accompanying materials also provide instructions on how to vote online.
Only holders of our common stock at the close of business on August 21, 2026 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Jessica Thomas
Jessica Thomas
August 24, 2026	Chief Accounting Officer and Secretary
Albany, New York

PROXY STATEMENT TABLE OF CONTENTS
i

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) contains information related to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Soluna Holdings, Inc. (collectively, “we,” “us,” “our” or the “Company”) to be held on October 16, 2026 at 10:00 am Eastern Time. The Annual Meeting will be held virtually via a live webcast by visiting www.virtualshareholdermeeting.com/SLNH2026, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to the Annual Meeting at www.virtualshareholdermeeting.com/SLNH2026 using the 16-digit control number provided to you on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” of record are to the holders of our common stock, par value $0.001 per share (the “common stock”), on August 21, 2026 (the “Record Date”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.
Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of the Company. A Notice of Annual Meeting of Stockholders (the "Notice") and this Proxy Statement are first being made available to stockholders on or about August 24, 2026.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on October 16, 2026:
Our proxy materials including our Notice of Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.
ABOUT THE MEETING
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders:
•To elect three directors nominees to serve as Class III directors for three-year terms expiring at the annual meeting of stockholders in 2029 (the “Director Proposal”);
•To approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock of the Company, par value $0.001 per share (the “common stock”), authorized for issuance thereunder from 375,000,000 shares to 1,000,000,000 shares (the "Increase in Authorized Proposal");

•To approve, on an advisory basis, the executive compensation of the Company's named executive officers as described in the attached proxy statement (the "Say-on-Pay Proposal");

•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”);
•To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of 20% or more of the Company’s issued and outstanding shares of common stock pursuant to the Standby Equity Purchase Agreement (the “SEPA”) between the Company and YA II PN, Ltd. (“YA”), dated March 24, 2026 (the “Exchange Cap Proposal”);

•To approve the adjournment of the Annual Meeting in the event that the number of shares of the Company’s Voting Capital Stock present or represented by proxy at the Annual Meeting and voting “FOR” any of the foregoing proposals is insufficient to approve such proposal (the “Adjournment Proposal”); and

•To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.
What are the Board’s recommendations?
Our Board believes that the (A) the Director Proposal, (B) Increase in Authorized Proposal, (C) Say-on-Pay Proposal, (D) Auditor Proposal (E) Exchange Cap Proposal and (F) the Adjournment Proposal, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR each of the foregoing proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the meeting?
Only holders of record of our common stock outstanding at the close of business on the Record Date, are entitled to vote the shares of common stock that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Holders of record of the common stock have the right to vote on all matters brought before the Annual Meeting.
Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 246,702,047 shares of common stock outstanding entitled to vote at the Annual Meeting.
Who can attend the meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/SLNH2026 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.
The live webcast of the Annual Meeting will begin promptly at 10:00 am Eastern Time on October 16, 2026. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.
An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about August 24, 2026. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/SLNH2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number included on your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of at least thirty-three and one-third percent of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present.
How do I vote or submit a proxy to vote?
You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.
Submit a Proxy to Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on October 15, 2026.
Submit a Proxy to Vote by Telephone
If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on October 15, 2026.
Submit a Proxy to Vote by Mail
You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on October 15, 2026.
Vote at the Annual Meeting
You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/SLNH2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number included on your proxy card to vote at our Annual Meeting.
Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
•filing with the Secretary of the Company a notice of revocation;
•submitting a later-dated proxy to vote by telephone or on the Internet;
•sending in another duly executed proxy bearing a later date; or
•attending the Annual Meeting remotely and casting your vote in the manner set forth above.
Your latest proxy or vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
Assuming that a quorum is present, the following votes will be required to approve each proposal:
•With respect to the Director Proposal, directors are elected by a plurality of the votes cast by holders of our common stock, present in person or represented by proxy and entitled to vote on the election of directors. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on the Director Proposal. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. You may not vote your shares cumulatively for the election of directors.
•With respect to the Increase in Authorized Proposal, the Say-on-Pay Proposal, the Auditor Proposal, the Exchange Cap Proposal, and the Adjournment Proposal, as well as the approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of the holders of a majority of the votes cast by holders of our common stock, present in person or represented by proxy, is required to approve these proposals. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of the Increase in Authorized Proposal, the Say-on-Pay Proposal, the Auditor Proposal, the Exchange Cap Proposal, and the Adjournment Proposal. If any of these proposals are deemed "routine" as described below, no broker non-votes will occur on such proposal.
Under Nevada law, the Company’s stockholders are not entitled to dissenter’s or appraisal rights in connection with any of the proposals to be acted upon at the Annual Meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.

Under the applicable rules governing such brokers, we believe the Increase in Authorized Proposal, the Auditor Proposal and the Adjournment Proposal are likely to be considered “routine” items. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe the Director Proposal the Say-on-Pay Proposal, and the Exchange Cap Proposal are likely to be considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.
In addition, we have engaged Alliance Advisors to assist in the solicitation of proxies and provide related informational support, for a service fee, which is not expected to exceed $20,000.

PROPOSAL 1: TO ELECT THREE DIRECTORS AS CLASS III DIRECTORS TO SERVE
THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2029 AND
UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED
Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
Our Board presently has ten members. There are three directors in the class (Class III) whose term of office expire in 2026. Thomas Marusak, one of the current Class III directors, will not be standing for re-election at the Annual Meeting. William Hazelip, Michael Toporek and Daniel Golding have been nominated for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, such nominees would serve until our 2029 annual meeting and until their successors have been duly elected and qualified, or, if sooner, until their earlier resignation, death or removal.
Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than one nominee. The nominee receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of William Hazelip, Michael Toporek and Daniel Golding. If the director nominees become unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of substitute nominees proposed by our Board. The director nominees have agreed to serve if elected. Our management has no reason to believe that the director nominees will be unable to serve.

Class III Nominees for Election for a Term Expiring at the 2029 Annual Meeting
The following table sets forth the name, age and position and tenure of the individuals nominated for election as our Class III directors for terms expiring at the 2029 annual meeting:

Name	Age	Position	Served as a Director Since

William Hazelip	46	Director	2021
Michael Toporek	61	Executive Chairman of the Board	2016
Daniel Golding	56	Director	Nominee
The following includes brief biographies of William Hazelip, Michael Toporek, and Daniel Golding, based on information furnished to us by them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that they should serve or continue to serve as members of our Board.
William Hazelip has served as a member of the Board since February 2021. From 2015 to March 2022, he has served as Vice President of National Grid PLC (“National Grid”), a multinational electricity and gas utility company and has served as its Senior Vice President since April 2022. He has also served as National Grid’s President, Global Transmission (US) from 2017 to 2019 and President of Strategic Growth for National Grid Ventures since August 2019, developing new business opportunities in electric transmission, energy storage, and renewable energy. Prior to joining National Grid, he was the Managing Director, Business Development at Duke Energy Corporation and the President of Path 15 Transmission, LLC, an independent electric transmission company in California, where he led the acquisition for Duke Energy Corporation. Mr. Hazelip also has extensive experience serving on the boards of directors of companies. He currently serves as a member of the board of directors of Millennium Pipeline Corporation, a natural gas pipeline company, the Vice-Chairman of the board of directors of New York Transco, an electric transmission company, and a member of the board of directors of Community Offshore Wind, a clean energy joint venture of RWE AG and National Grid. Mr. Hazelip began his career as an Area Director for CWL Investments, LLC, a Michigan investor group that owns and operates restaurant franchises including Jimmy John’s Gourmet Sandwich Shops. Mr. Hazelip earned a B.A. from Emory University and an I.M.B.A. from the Darla Moore School of Business at the University of South Carolina. Mr. Hazelip is an accomplished leader in the energy industry, with deep experience in utility project development, financing, regulation, and operations, which the Board believes, particularly in light of the Company’s involvement with the renewable energy sector as it relates to their cryptocurrency mining subsidiary, qualifies him to serve as a director.

Michael Toporek served as the Chief Executive Officer of the Company from November 2020 until May 1, 2023 when he stepped down from that position and was appointed Executive Chairman of the Board. Mr. Toporek has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners IAC, Inc. (“Brookstone Partners”), a lower middle market private equity firm based in New York and an affiliate of Brookstone Partners Acquisition XXIV, LLC (“Brookstone XXIV”). Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Banking Corporation’s Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen & Co. Mr. Toporek currently serves as Chairman of the board of directors of Capstone Holding Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as a director.

Daniel Golding has been nominated for election to the Board as a Class III director. Mr. Golding has served as Chief Technology Officer and Managing Partner at Appleby Strategy Group since November 2023. Prior to such role, Mr. Golding served as Managing Director, Global Infrastructure for Google from November 2014 to October 2023. Mr. Golding's career is focused on building Internet, Cloud, And AI infrastructure for enterprises, colocation providers, hyperscale clouds, and the emerging AI ecosystem. Mr. Golding has a Bachelor of Engineering Degree from Auburn University, and a Master of Science Degree in Telecommunications Engineering from George Mason University. Mr. Golding is a graduate of the US Navy's Nuclear Power School. Mr. Golding brings a level of expertise in data center and network engineering, business development, and operations, which the Board believes qualifies him to serve as a director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.
Continuing Directors
The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since

Class I Directors:
Edward R. Hirshfield	54	Director	2016
William P. Phelan	70	Director	2004
John Bottomley	59	Director	2021
John Belizaire	54	Chief Executive Officer and Director	2021

Class II Directors:
David Michaels	71	Director	2013
Matthew Lipman	47	Director	2016
Agnes Budzyn	45	Director	2025
The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.
Class I Directors Continuing in Office until the 2027 Annual Meeting
Edward R. Hirshfield has served as a member of the Board since October 2016. He served as a director of our former subsidiary, MTI Instruments, Inc. (“MTI Instruments”), from October 2016 until its sale in April 2022 and of our subsidiary, Soluna Computing, Inc. ("SCI"), since its incorporation in January 2020. Mr. Hirshfield is currently SVP/ Head of DIP Lending and Special Situations at East West Bank. From 2018 to 2023, Mr. Hirshfield served as Managing Director in the restructuring group at B. Riley FBR, Inc., a leading financial services provider, where he advised stressed and distressed companies and their constituencies. From 2015 until 2018, Mr. Hirshfield served as a partner at Steppingstone Group, LLC, a special situations private equity fund located in New York. Mr. Hirshfield began his career as a loan officer at CIT Group Inc. and then became a restructuring advisor at a boutique investment bank, CDG Group. In 2003, Mr. Hirshfield moved over to the buy side and joined Longacre Fund Management, LLC, a $2.5 billion distressed debt fund. Mr. Hirshfield continued as a distressed investor at Del Mar Asset Management, LP, Ramius LLC, and most recently Apple Ridge Advisors LLC from 2010 through 2015. Mr. Hirshfield has a B.S. in Applied Mathematics from Union College and an M.B.A. from Fordham University Graduate School of Business. Mr. Hirshfield brings over 20 years of experience understanding and analyzing public and private companies. He has an expertise in providing operational and investment recommendations as well as providing extensive valuation and credit analysis, which the Board believes qualifies him to serve as a director.

William P. Phelan has been a member of the Board since December 2004, has served as Lead Independent Director since April 2023, and served as our Chairman of the Board from January 2022 through April 30, 2023. He also served as interim Chief Executive Officer and President of SCI from March 2020 to November 2020 and as interim Vice President of SCI from November 2020 to March 2021. Mr. Phelan is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company that focuses on the development of online software for commerce. In May 1999, Mr. Phelan founded OneMade, Inc., an electronic commerce marketplace technology systems and tools provider. Mr. Phelan served as Chief Executive Officer of OneMade, Inc. from May 1999 to May 2004, including for a year after it was sold to, and remained a subsidiary of, America Online. Mr. Phelan serves on the Board of Trustees and is a Finance Committee member, an Executive Committee Member, an Investment Committee Chair and a Compensation Committee Chair for MVP Healthcare, Inc. Mr. Phelan also serves on the Board of Trustees and is the Chairman of the Audit Committee of the Paradigm Funds family. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Co. LLC, First Albany Corporation, and UHY Advisors, Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College and an M.S. in Taxation from City College of New York, and is a Certified Public Accountant. Mr. Phelan contributes leadership, capital markets experience, and strategic insight as well as innovation in technology to the Board, which the Board believes qualifies him to serve as a director.

John Bottomley, CFA, has served as a member of the Board since October 2021. Mr. Bottomley served on the Executive Committee of SCI since January 2021 prior to our acquisition of Soluna Callisto Holdings, Inc. (“Soluna Callisto”). Mr. Bottomley is a co-founder of Greenspar.x srl, a utility-scale battery energy system development platform with an initial focus on Italy. Prior to Greenspar.x srl, Mr. Bottomley was an employee of Greenvolt France, and a Member of the board of directors of Greenvolt USA, from June 2021 to March 2024. Mr. Bottomley was the co-founder, Partner and has been Chief Development Officer of V-Ridium Europe, from June 2020 to July 2021. Mr. Bottomley has also served as a Deputy Strategy Director at Blockchain Climate Institute, a London-based think tank, from July 2021 to December 2022. From August 2017 to March 2020, Mr. Bottomley served as the Senior Vice President, Global Development at Vestas Wind Systems A/S, a market leader in the wind industry. Mr. Bottomley served various leadership roles at GE Energy Financial Services, from September 2014 to May 2017. He also held numerous executive positions at The AES Corporation, Verde Ventures Ltd. and Enron Europe Ltd. He started his career with Goldman, Sachs & Co. in New York. Additionally, Mr. Bottomley served on various international joint venture boards, including the boards of directors of Vestas-WEB development JV (Italy, Germany and France) from 2018 to 2020, Vestas-WKN joint venture (Poland) from 2018 to 2019, Vestas-GEO joint venture (Poland) from 2018 to 2020, Vestas EMP Holdings (Ireland, Iceland, Uganda and Ghana) from 2018 to 2020, Sowitech, a German based international renewable energy development company from 2019 to 2020, GE-Advanced Power JV (U.S.) from 2015 to 2016, GE-Maintream JV (Vietnam) from 2015 to 2016, AES-Innovent (France) from 2009 to 2012, AES-WEL (UK) from 2008 to 2012, and Enron-OPET (Turkey) from 2000 to 2001. Mr. Bottomley has a B.S. in Computer Engineering from Clemson University, an M.B.A. in Finance and International Business from NYU Stern School of Business, an M.S. in Blockchain and Digital Currencies from the University of Nicosia, Cyprus and is a Chartered Financial Analyst. Mr. Bottomley is a successful cleantech entrepreneur, venture capitalist and has served on several boards of directors, which the Board believes qualifies him to serve as a director.

John Belizaire has served as a member of the Board and as Chief Executive Officer of our subsidiary, SCI, since October 2021 and began service as the Chief Executive Officer of the Company on May 1, 2023. Additionally, Mr. Belizaire served as the Chief Executive Officer of Soluna Callisto Holdings, Inc. (“Soluna Callisto”) from June 2018 until our acquisition of Soluna Callisto in October 2021. He has also served as an Operating Advisor of Pilot Growth Equity Partners, a technology growth equity firm, since October 2020. In addition, Mr. Belizaire has served on the board of directors of the Center for American Entrepreneurship, since May 2020. Mr. Belizaire served as the Managing Partner of NextStage LLC, a venture capital firm, from 2002 to 2016. Mr. Belizaire was the Co-Founder and Chief Executive Officer of FirstBest Systems from June 2006 until September 2016 when it was acquired by Guidewire Software, Inc., where he served as a Senior Industry Advisor until May 2017. Mr. Belizaire was the Co-Founder, President and Chief Executive Officer of TheoryCenter, Inc., which was acquired by BEA Systems, Inc. in November 1999, where he served as a Senior Director, Business Development and Strategic Planning until April 2002. Mr. Belizaire has a B.S. in Computer Science and a M.E. in Computer Science from Cornell University. Mr. Belizaire also attended the Executive Development Program at The Wharton School from 2001 to 2002. Mr. Belizaire has been a successful entrepreneur, venture capitalist and has served as Chief Executive Officer of the Company and its pre-merger entity, Soluna Callisto, which the Board believes qualifies him to serve as a director.

Class II Directors Continuing in Office until the 2028 Annual Meeting
David C. Michaels has served as a member of the Board since August 2013, as our Lead Independent Director from June 2016 until April 2023 and as our Chairman of the Board from January 2017 to January 2022. Mr. Michaels served as Interim Chief Financial Officer of the Company from April 2023 through April 2024. Mr. Michaels has also served as the Company’s Interim Chief Financial Officer and Treasurer, from August 2025 and has resigned from such position on April 1, 2026, upon the appointment of Mr. Picchi as the Chief Financial Officer of the Company. Mr. Michaels served as the Chief Financial Officer of the American Institute for Economic Research, Inc., an internationally-recognized economics research and education organization, from October 2008 until his retirement in May 2018. Prior to that, Mr. Michaels served as Chief Financial Officer at Starfire Systems, Inc. from December 2006 to September 2008. Mr. Michaels worked at Albany International Corp. from March 1987 to December 2006 as Vice President, Treasury and Tax, and Chief Risk Officer. Mr. Michaels also worked at Veeco Instruments from May 1979 to March 1987 in various roles including Controller and Tax Manager. Mr. Michaels is the Chairman of the board of directors and Chair of the Audit Committee of Iverson Genetic Diagnostics, Inc. Mr. Michaels also serves as a member of the Board of Governors and Treasurer of the Country Club of Troy. Mr. Michaels has a B.S. with dual majors in Accounting and Finance and a minor in Economics from the University at Albany and completed graduate-level coursework at LIU Post (formerly C.W. Post Campus of Long Island University). Mr. Michaels also completed the Leadership Institute Program at the Lally School of Management & Technology at Rensselaer Polytechnic Institute. Mr. Michaels contributes more than 30 years of international financial and operating experience in a wide variety of roles in both public and private organizations to the Board, which the Board believes qualifies him to serve as a director.

Matthew E. Lipman has served as a member of the Board since October 2016. Since 2004, Mr. Lipman has served as Managing Director of Brookstone Partners. Mr. Lipman’s responsibilities at Brookstone Partners include identifying and evaluating investment opportunities, performing transaction due diligence, managing the capital structure of portfolio companies, and working with management teams to implement operational and growth strategies. In addition, Mr. Lipman is responsible for executing add-on acquisitions and other portfolio company-related strategic projects. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc., responsible for formulating and executing on complex merger, acquisition, and financing strategies for Fortune 500 companies in the industrial, consumer products, and healthcare sectors. Mr. Lipman currently serves as Chief Executive Officer and a director of Capstone Holding Corp. (Nasdaq: CAPS) and on the board of directors of Advanced Disaster Recovery Inc., Virginia Abrasives, Inc., TotalStone Holdings, LLC, and Harmattan Energy Limited.. Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman brings over 20 years of experience working with companies to establish growth strategies and execute acquisitions, is proficient in reading and understanding financial statements, generally accepted accounting principles, and internal controls as a direct result of his investment experience evaluating companies for potential investments and the management of financial reporting and capital structure for four portfolio companies, as well as relevant experience in serving on other boards of directors, which the Board believes qualifies him to serve as a director.

Agnieszka (Agnes) Budzyn has served as a member of the Board and the Audit Committee since October 2025. Ms. Budzyn is the Managing Partner of Bluedge Ventures, a position she has held since 2023, focusing on early-stage investments in digital infrastructure and dual-use technology with both commercial and defense applications. Her career spans over a decade in traditional finance, including roles at BlackRock from 2007 to 2017, one of the world's largest investment management firms. Ms. Budzyn also served as an early member of the leadership team at ConsenSys from 2017 to 2019, a blockchain technology company operating within the Ethereum ecosystem, where she focused on bridging traditional finance and emerging blockchain solutions. Ms. Budzyn holds board positions at the Yale Club Audit Committee, the Biden Institute, and serves on the London Stock Exchange/FTSE Russell Digital Asset Advisory Committee. Her experience spans digital infrastructure, energy transition, technology enablement, digital assets and capital markets. She brings additional expertise in growth and product strategies, IPO readiness, business transformation, and governance, particularly as companies grow or seek strategic funding. Ms. Budzyn holds a Bachelor of Science in Accounting from Montclair State University. She has also completed executive education programs at Nanyang Technological University in Singapore, focusing on Smart Cities and Urban Innovation, and at Harvard University's Kennedy School of Government, focusing on Global Leadership and Public Policy. The Board believes her breadth of experience qualifies her to serve as a director.

CORPORATE GOVERNANCE
Board of Directors Composition
Our Board is currently composed of ten directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.
Board of Directors Meetings
Our Board met 23 times in 2025. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. 7 members of the Board attended our 2025 annual meeting of stockholders, which was held remotely.
Director Independence
Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Under such rules, the Board has determined that Messrs. Bottomley, Hazelip, Hirshfield, Michaels, Marusak (Messr. Marusak will not be standing for reelection at the Annual Meeting), Phelan and Golding, and Ms. Budzyn are “independent directors,” as defined by the rules and listing standards of Nasdaq. Messrs. Belizaire, Lipman and Toporek are not independent directors under the Nasdaq rules. In making such independence determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.
Board Of Directors Committees
The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and an Executive Committee.
Audit Committee
The Board has adopted an Audit Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Audit Committee consists of Ms. Budzyn (chair) and Messrs. Hirshfield, Phelan and Bottomley. The Audit Committee met 4 times in 2025. The Board has determined that each member of the Audit Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations. In addition, the Board has determined that Ms. Budzyn qualifies as an “audit committee financial expert” as defined in the rules and regulations of the SEC.
The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The Audit Committee, among other matters, (1) is responsible for the annual appointment of, and for compensating, retaining, overseeing, ensuring independence of, and, where appropriate, replacing, the independent registered public accounting firm as the Company’s auditors, (2) reviews the arrangements for and the results of the auditors’ examination of our books and records, and (3) assists the Board in its oversight of the reliability and integrity of the Company’s accounting policies, financial statements and financial reporting, and disclosure practices, including its system of internal controls, (4) the establishment and maintenance of processes to ensure compliance with all relevant laws, regulations, and Company policies, (5) is responsible for the Company’s policies with respect to risk assessment and risk management pertaining to the financial, accounting and tax matters of the

Company, and 6) reviews annually the adequacy of the charter of the Audit Committee and recommends changes to the Board that it considers necessary or appropriate.
Compensation Committee
The Board has adopted a Compensation Committee charter, which is published on our website at https://www. solunacomputing.com/investors/governance/. The Compensation Committee consists of Messrs. Michaels (Chair), Hazelip, and Bottomley. The Board has determined that each member of the Compensation Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations. The Compensation Committee met 8 times in 2025.
The role of the Compensation Committee is to assist the Board by, among other things:
(1) reviewing and approving compensation programs, philosophy, and practices of the Company for service providers of the Company, particularly as it relates to its executive officers, key employees, and directors; (2) reviewing and evaluating annually the Company objectives and goals regarding our Chief Executive Officer’s compensation and the approval or recommendation for approval to the Board of such compensation; (3) evaluating director compensation and making recommendations to the Board regarding such compensation; (4) annually evaluating the adequacy of the Compensation Committee charter and recommending any changes to the Board; (5) administering the Company’s equity compensation plans; and (6) determining succession planning and management development for the Chief Executive Officer and other executive officers and key employees.
In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule, or regulation, to any other committee of directors appointed by it.
The Compensation Committee administers our executive compensation programs. This Compensation Committee is responsible for establishing the policies that govern base salaries, as well as short- and long-term incentives, for executives and senior management. The Committee has approval authority regarding the compensation of the Company’s Chief Executive Officer, as well as the Company’s other executive officers and key employees.
Nominating and Corporate Governance Committee
The Board has adopted a Nominating and Corporate Governance Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Nominating and Corporate Governance Committee consists of Messrs. Phelan (Chair) and Hazelip. The Nominating and Corporate Governance Committee met 1 time in 2025. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined under the applicable rules and listing standards of Nasdaq.
The role of the Nominating and Corporate Governance Committee is to assist the Board by: (1) identifying, evaluating, and recommending the nomination of Board members; (2) selecting and recommending director candidates to the Board; (3) developing and recommending governance guidelines of the Company to the Board; (4) addressing governance matters; (5) making recommendations to the Board regarding Board size, composition, and criteria; (6) making recommendations to the Board regarding the structure and composition of existing Committees and recommend to the Board persons to be members and chairpersons of the existing Committees; (7) annually evaluating the performance of the Nominating and Corporate Governance Committee; (8) periodically review and discuss with the Board corporate succession plans for the Company’s executive officers and other senior executives as the Nominating and Corporate Governance Committee deems appropriate, and (9) annually evaluating the adequacy of the Nominating and Corporate Governance Committee charter and recommend any changes to the Board.
In appraising potential director candidates, the Nominating and Corporate Governance Committee focuses on desired characteristics and qualifications of candidates, and although there are no stated minimum requirements or qualifications, preferred characteristics include business savvy and experience, concern for the best interests of our stockholders, proven success in the application of skills relating to our areas of business activities, adequate availability to participate actively in the Board’s affairs, high levels of integrity, and sensitivity to current business and corporate governance trends and legal requirements, and that candidates, when warranted, meet applicable director independence standards. Individuals recommended by stockholders are evaluated in the same manner as other potential candidates. A stockholder wishing to submit such a recommendation should forward it in writing to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope should include a clear notation that the enclosure is a “Director Nominee Recommendation.” The recommending party should be identified as a stockholder and should provide a brief summary of the recommended candidate’s qualifications, taking into account the desired characteristics and qualifications considered for potential Board members mentioned above.
Executive Committee
The Board formed an Executive Committee in January 2022 and adopted an Executive Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Executive Committee as of the date of this report consists of Messrs. Phelan (Chair), Bottomley, Lipman, Toporek and Michaels. The Board has determined that each of Messrs. Phelan, Bottomley and Michaels are independent, as defined under the applicable rules and listing standards of Nasdaq.
The Executive Committee met 19 times in fiscal year 2025. The purpose of the Executive Committee is to represent and assist the Board in its review and approval of certain transactions and other matters requiring Board consideration, and to take action, where necessary, appropriate and authorized by the Board during intervals between regular and special meetings of the Board. The Executive Committee has authority to: 1) monitor management’s performance against the approved budget of record; 2) authorize mining equipment purchase transactions; 3) authorize the price at which equity securities of the Company are sold; 4) authorize the payment of dividends to holders of preferred stock of the Company; and 5) identify and assess business risks and develop and propose recommendations to management and the Board to minimize such risks. Notwithstanding anything in the foregoing, the Executive Committee is not authorized to 1) take any action that requires an adoption by an independent majority of the Board; 2) complete any transaction that would have a material effect on the Company’s financial statements; or 3) complete any transaction that qualifies as a related party transaction.
Board Leadership Structure and Role in Risk Oversight
The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:
The Audit Committee has primary responsibility for overseeing the integrity of the Company’s financial reporting risk by reviewing: (i) the Company’s disclosure controls and procedures; (ii) any significant deficiencies in the design or operation of internal controls; (iii) any fraud material or otherwise; (iv) the use of judgments in management’s preparation of the financial statements; and (v) through consultation with Company’s independent registered public accounting firm on the above items. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.
The Compensation Committee oversees the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.
The Executive Committee is responsible for identifying and assessing business risks and proposing recommendations to management and the full Board. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.
The Board considers specific risk topics, including risks associated with our strategic plan, our capital structure, and our development activities. In addition, the Board receives detailed regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at Board meetings. Further, the Board is routinely informed of developments at the Company that could affect our risk profile or other aspects of our business.
We do not believe that the Board’s role in risk oversight has any impact on its leadership structure, as discussed below.
Executive Sessions of Directors
Executive sessions, or meetings of outside (non-management) directors without management present, are held periodically throughout the year. At these executive sessions, the outside directors review, among other things, the criteria upon which the performance of the Chief Executive Officer and other executive officers is based, the performance of the Chief Executive Officer against such criteria, and the compensation of the Chief Executive Officer and other executive officers. Meetings are held from time to time with the Chief Executive Officer to discuss relevant subjects.

Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. As of the date of this Proxy Statement, Michael Toporek serves as Executive Chairman of the Board and William Phelan serves as our Lead Independent Director. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow. Michael Toporek had served as our Chief Executive Officer since October 2020, and effective May 1, 2023, John Belizaire began service as Chief Executive Officer and Michael Toporek serves as Executive Chairman. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board and the Lead Independent Director, coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board may determine. We believe that this separation of responsibilities also provides a balanced approach to managing the Board and overseeing the Company.
In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of directors who are highly qualified and experienced, eight of whom are independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Board’s three of the four standing committees – the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee – are comprised solely of independent directors and the Executive Committee, is comprised of a majority of independent directors.
Stockholder Communications
Stockholders who wish to communicate with the Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.
Code of Business Conduct and Ethics
We have adopted a written code of conduct and ethics that applies to our directors, officers, contractors, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our code is posted on our website, which is located at www.solunacomputing.com. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.
Insider Trading Policy
The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all of the Company’s directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Anti-Hedging Policy
Under the terms of our insider trading policy, we prohibit all Company personnel, including directors, officers, and employees, from engaging in certain forms of hedging transactions. Such transactions include those, such as puts and calls, and other derivative securities, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Clawback Policy
The Board adopted a written policy to recover “excess” compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The compensation includes both cash-based and equity-based incentives. The compensation covered includes incentive awards awarded to any individuals (including former employees) who served as an executive officer during the three most recently completed fiscal years preceding the date on which the preparation of an accounting restatement is required, provided that the executive officers were awarded more incentive awards than they would have received if the financial statements had been prepared correctly. The recovery will include an executive incentive award even if the executive was not involved in preparing the financial statements or did not commit misconduct that led to the restatement. Restatements attributable to an inadvertent error also will subject executive officers to the recovery of previously received incentive awards.

INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
John Belizaire	54	Chief Executive Officer	2023
Michael Toporek	61	Executive Chairman of the Board	2023
Michael Picchi	59	Chief Financial Officer	2026
Jessica Thomas	52	Chief Accounting Officer	2022
Mary O'Reilly	50	Chief People Officer	2021
Ryan Carver	43	Chief Development Officer	2026
Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:
John Belizaire, Chief Executive Officer
John Belizaire has served as a member of the Board and as Chief Executive Officer of our subsidiary, SCI, since October 2021 and began service as the Chief Executive Officer of the Company on May 1, 2023. Additionally, Mr. Belizaire served as the Chief Executive Officer of Soluna Callisto from June 2018 until our acquisition of Soluna Callisto in October 2021. He has also served as an Operating Advisor of Pilot Growth Equity Partners, a technology growth equity firm, since October 2020. In addition, Mr. Belizaire has served on the board of directors of the Center for American Entrepreneurship, since May 2020. Mr. Belizaire served as the Managing Partner of NextStage LLC, a venture capital firm, from 2002 to 2016. Mr. Belizaire was the Co-Founder and Chief Executive Officer of FirstBest Systems from June 2006 until September 2016 when it was acquired by Guidewire Software, Inc., where he served as a Senior Industry Advisor until May 2017. Mr. Belizaire was the Co-Founder, President and Chief Executive Officer of TheoryCenter, Inc., which was acquired by BEA Systems, Inc. in November 1999, where he served as a Senior Director, Business Development and Strategic Planning until April 2002. Mr. Belizaire has a B.S. in Computer Science and a M.E. in Computer Science from Cornell University. Mr. Belizaire also attended the Executive Development Program at The Wharton School from 2001 to 2002. Mr. Belizaire has been a successful entrepreneur, venture capitalist and has served as Chief Executive Officer of Soluna Holdings, Inc. ("SHI") and its pre-merger entity, Soluna Callisto, which the Board believes qualifies him to serve as a director.
Michael Toporek, Executive Chairman of the Board
Michael Toporek served as the Chief Executive Officer of the Company from November 2020 until May 1, 2023, when he stepped down from that position and was appointed Executive Chairman of the Board. Mr. Toporek has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners an affiliate of Brookstone XXIV. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Banking Corporation’s Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen & Co. Mr. Toporek currently serves as Chairman of the board of directors of Capstone Holding Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting.
Michael Picchi, Chief Financial Officer
On January 19, 2026, Michael Picchi was appointed as the Company’s CFO and Treasurer, effective April 1, 2026. Prior to that, Mr. Picchi provided capital markets consulting to data center companies raising debt and equity capital. From May 1, 2025 to February 6, 2026, Mr. Picchi served as an independent consultant to TECFusions, Inc., a data center developer and operator focused on building sustainable, high-density AI infrastructure (“TECFusions”), and, from February 12, 2024 to April 28, 2025, he Served as CFO of TECFusions. Prior to that, from April 2022 to January 2024, Mr. Picchi served as CFO of GCX Inc., a medical cart device manufacturer, and, from October 2017 to April 2022, he served as CFO of East West Manufacturing. Mr. Picchi has a B.S. in Accounting and a M.B.A in finance from Indiana

University. Mr. Picchi holds both the Certified Public Accountant ("CPA") and Chartered Financial Analyst ("CFA") credentials.

Jessica L. Thomas, Chief Accounting Officer

Ms. Thomas served as the Company's Chief Financial Officer from July 2020 through July 2022 and currently serves as the Company’s Chief Accounting Officer since August 2022. Ms. Thomas supervises the Company’s financial reporting, treasury, and risk management. Prior to that, Ms. Thomas served as Director of Optimization for Pregis, LLC, a provider of protective packaging materials, from 2014 through July 2020, where she was responsible for operations, system, and financial optimization. From 2009 through 2014, Ms. Thomas worked at Plasan NA as Manager of Budget & Control and Financial Planning & Analysis and was also responsible for compliance with government contracting, including monitoring compliance with the Defense Contract Audit Agency and Federal Acquisition Regulations. From 2007 to 2009, Ms. Thomas was a Senior Staff Auditor at Cruden & Company, CPA’s PLLC. Ms. Thomas has also held positions in the banking industry as an officer at Key Bank and a Bank Branch Manager at M&T Bank. Ms. Thomas received a bachelor’s degree in Business Administration and Accounting from Siena College and an M.B.A. in Finance & International Finance from Northeastern University. Ms. Thomas obtained her Certified Public Accountant license in May 2009, has been a member of the American Institute of Certified Public Accountants (AICPA) since 2005, and holds the Chartered Global Management Accountant (CGMA) designation.

Mary O’Reilly, Chief People Officer

Ms. O'Reilly joined the Company as our Chief People Officer in September 2021. Ms. O’Reilly oversees the operations and initiatives that affect employee experience and company culture. Ms. O’Reilly served as a Human Resource executive in various tech startups and large public organizations such as Viacom, Inc., CBS Corp., and Alloy Media & Marketing. She has experience in organization design, employment law, risk management, benefits and payroll management, conflict resolution and employee relations. Ms. O’Reilly served as VP of Human Resources for Viacom, Inc. from June 2017 to December 2020, Chief Operating Officer of Farm Sanctuary from January 2020 to December 2020, and Chief Operating Officer of Founder of SHINE People from 2008 through 2021. Ms. O'Reilly has a B.A. in Psychology from Antioch University and attended Harvard Extension School for Organizational Behavior.

Ryan Carver, Chief Development Officer

Mr. Carver joined the Company as our Chief Development Officer in July 2026. Mr. Carver serves in a cross-functional role spanning development, construction, technology operations and power. Mr. Carver joined the Company from Microsoft, where he most recently served as Senior Director – AI Construction & Site Development from April 2023 to June 2026. Mr. Carver led the construction program at Microsoft’s Fairwater campus in Mount Pleasant, Wisconsin. From December 2015 through May 2023, Mr. Carver held various senior leadership roles at Microsoft overseeing the company’s global data center construction portfolio, serving as a key decision-maker driving site selection, permitting, design, and project delivery across multiple geographies. From April 2006 through December 2015, Mr. Carver held engineering and project management roles at Turner Construction and Jacobs, contributing to major infrastructure projects including World Trade Center Tower 2 and Yankee Stadium. Mr. Carver holds a degree in International Business from The Ohio State University and is a Certified Construction Manager (CCM).

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation awarded to, earned by, or paid to, for services rendered in all capacities to the Company during the fiscal year ended December 31, 2025 and December 31, 2024, our “named executive officers,” as defined in SEC rules.

Officer Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)		All Other Compensation(2)	Total
		$		$		$	$
John Belizaire	2025	463,050	471,742	5,058,182	(4)	14,772	6,007,746
Chief Executive Officer	2024	450,000	—	1,718,244	(4)	13,800	2,182,044

David Michaels	2025	280,745	—	1,416,151		—	1,696,896
Chief Financial Officer(3)

Michael Toporek	2025	315,000	—	12,186,164	(5)	12,600	12,513,764
Executive Chairman of the Board (7)	2024	315,000	—	6,727,285	(5)	12,600	7,054,885
(1)Represents the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 of the grants during each year presented. The value was determined by using the grant date fair value per award multiplied by the shares granted, as per the grant date.
(2)Represents the Company’s 401K match for the executive employees named.
(3)In connection with the previous Chief Financial Officer's resignation, on August 8, 2025, Mr. Michaels, was reappointed as the Company’s interim CFO and Treasurer, effective August 21, 2025. In his capacity as a board director and interim CFO during fiscal year, Mr. Michaels was granted 86,512 restricted stock awards of common stock on June 1, 2025, 116,579 restricted stock awards of common stock on September 1, 2025 and 801,222 restricted stock awards on December 1, 2025. Mr. Michaels earned $200,160 in fees and stock awards as a Director of the Company and $1,496,736 in fees and stock awards as an Officer of the Company in fiscal year 2025.

(4)Mr. Belizaire was granted 309,004 restricted stock awards of common stock on June 1, 2025, 416,394 restricted stock awards on September 1, 2025, and 2,861,788 restricted stock awards on December 1, 2025. Mr. Belizaire was granted 141,176 restricted stock awards of common stock on April 15, 2024, 100,000 restricted Series A preferred stock awards on April 15, 2024, 21,361 restricted stock awards on June 1, 2024, 170,800 restricted stock awards on September 1, 2024, and 153,745 restricted stock awards on December 1, 2024.

(5)Mr. Toporek was granted 744,454 restricted stock awards of common stock on June 1, 2025, 1,003,716 restricted stock awards on September 1, 2025, and 6,894,614 restricted stock awards on December 1, 2025. Mr. Toporek was granted 317,647 restricted stock awards of common stock on April 15, 2024, 1,244,969 restricted Series A preferred stock awards on April 15, 2024, 51,464 restricted stock awards on June 1, 2024, 439,706 restricted stock awards on September 1, 2024, and 370,402 restricted stock awards on December 1, 2024.

Long-Term Equity Incentive Compensation
Equity awards typically take the form of stock options, restricted stock grants, or restricted stock units under our equity compensation plans. Authority to make equity awards to executive officers rests with the Compensation Committee. In determining the size of awards for new or current executives, the Compensation Committee considers the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.
The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation

Committee following the completion or assignment of the applicable objectives. We do not time equity grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.
Outstanding Equity Awards at December 31, 2025
The following table provides information as to equity awards granted by the Company and held by John Belizaire, David Michaels and Michael Toporek, outstanding as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

John Belizaire	-	-	-	-	-	-	-	3,887,707	4,830,137
David Michaels	600	-	-	22.50	12/12/2028	-	-	1,193,512	1,835,059
Michael Toporek	300	-	-	22.50	12/12/2028	-	-	11,066,432	23,256,069
DIRECTOR COMPENSATION
On May 15, 2023, the Board’s Compensation Committee authorized non-employee directors to receive cash compensation, as follows: (i) $20,000 per annum to each non-employee director of the Board, an additional (ii) $15,000 per annum to each director then serving as a chairperson of the Audit Committee or the Compensation Committee of the Board, an additional (iii) $10,000 per annum for the Lead Independent Director of the Board, and an additional (iv) $15,000 per annum to each member of the Executive Committee. Future director compensation will be determined by the Compensation Committee. Directors who are also our employees, in particular Mr. Toporek, Mr. Belizaire, and Mr. Michaels for his time served as Interim CFO, are not compensated for serving on the Board. There were no changes for the fiscal years 2024 and 2025.

The following table details the total compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2025.

Director Name	Year	Cash Compensation	Stock Awards(1)		Stock Option Awards(2)	Total
		$	$		$	$
John Bottomley	2025	35,000	1,210,862	(3)	—	1,245,862
William Hazelip	2025	20,000	1,210,862	(4)	—	1,230,862
Edward R. Hirshfield	2025	20,000	1,210,862	(5)	—	1,230,862
Matthew E. Lipman	2025	35,000	1,210,862	(6)	—	1,245,862
Thomas J. Marusak	2025	35,000	1,416,152	(7)	—	1,451,152
William P. Phelan	2025	60,000	1,622,436	(8)	—	1,682,436
Agnieszka Budzyn	2025	7,500	1,149,650	(9)	—	1,157,150
(1)Represents the aggregate grant date fair value for grants made in 2025 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full.

(2)There were no stock options granted to the members of the Board for the fiscal year ended December 31, 2025. The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by each of Mr. Hirshfield and Mr. Lipman was 300, the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. Marusak was 125, the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. Michaels was 600 and the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. Phelan was 250. Each of Mr. Bottomley, Mr. Hazelip, and Ms. Budzyn did not hold any stock options as of December 31, 2025.

(3)Mr. Bottomley was granted 73,972 restricted stock awards of common stock on June 1, 2025, 99,679 restricted stock awards on September 1, 2025, and 685,074 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Bottomley held 1,640 restricted stock units, 975,198 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(4)Mr. Hazelip was granted 73,972 restricted stock awards of common stock on June 1, 2025, 99,679 restricted stock awards on September 1, 2025, and 685,074 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Hazelip held 1,120 restricted stock units, 975,198 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(5)Mr. Hirshfield was granted 73,972 restricted stock awards of common stock on June 1, 2025, 99,679 restricted stock awards on September 1, 2025, and 685,074 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Hirshfield held 1,120 restricted stock units, 975,198 restricted stock awards and 11,007 restricted Series A preferred stock awards.

(6)Mr. Lipman was granted 73,972 restricted stock awards of common stock on June 1, 2025, 99,679 restricted stock awards on September 1, 2025, and 685,074 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Lipman held 1,640 restricted stock units, 975,198 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(7)Mr. Marusak was granted 86,512 restricted stock awards of common stock on June 1, 2025, 116,579 restricted stock awards on September 1, 2025, and 801,222 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Marusak held 1,640 restricted stock units, 1,140,535 restricted stock awards and 52,977 restricted Series A preferred stock awards.

(8)Mr. Phelan was granted 99,115 restricted stock awards of common stock on June 1, 2025, 133,560 restricted stock awards on September 1, 2025, and 917,932 restricted stock awards on December 1, 2025. As of December 31, 2025, Mr. Phelan held 3,240 restricted stock units, 1,306,678 restricted stock awards and 124,233 restricted Series A preferred stock awards.

(9)Ms. Budzyn was granted 135,000 restricted stock awards of common stock on October 15, 2025 and 350,000 restricted stock awards on December 1, 2025. As of December 31, 2025, Ms. Budzyn held 485,000 restricted stock awards.

EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents certain information as of December 31, 2025, with respect to the Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) and the Soluna Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan (the “2023 Plan,” together with the 2021 Plan, the “Plans”), under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	511,625	$0.11	10,696,014	(2)
Equity compensation plans not approved by security holders	-	-	-
(1)The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.
(2)On the first trading day of each quarter commencing January 1, 2025 and continuing through the second quarter of the fiscal year ending December 31, 2027, the number of shares of our common stock reserved for issuance under the 2021 Plan shall increase by 22.75% of the number of shares of common stock outstanding on such date. On the first trading day of each quarter commencing July 1, 2023, the number of shares of our common stock reserved for issuance under the 2023 Plan shall increase by 23.75% of the number of shares of common stock outstanding on such date.

In connection with the ongoing simplification of the Company’s executive compensation program, on January 21, 2026, the Board and the Compensation Committee determined to sunset the issuances of additional dilution protection grants pursuant to the Master Restricted Stock Agreements entered into with certain employees and directors of the Company (collectively, the "True-Up Agreements") after the specified cessation date of December 31, 2026. The final grant date for all applicable issuances of common stock during the last calendar quarter of such periods and for any portion of such periods for which a grant was not previously made shall be January 15, 2027. The True-Up Agreements entitled each recipient to periodic grants of restricted stock calculated by reference to a specified percentage of certain equity issuances by the Company during the rolling quarterly measurement periods. The Company does not intend to enter into any new or replacement dilution protection arrangements following the sunsetting of these arrangements. Any shares of restricted stock previously granted under the True-Up Agreements that remain unvested will continue to vest in accordance with their original vesting schedules. The Compensation Committee believes that the sunsetting of these arrangements, which were adopted at a time when the Company's capital structure involved significant dilutive financing transactions, is appropriate given the Company's current capital position and aligns the Company's executive compensation program more closely with the practices of its peers.

Prerequisites and Other Benefits
Our executive officers are eligible to participate in similar benefit plans available to all our other employees including medical, dental, vision, group life, disability, accidental death and dismemberment, paid time off, and 401(k) plan benefits.
We also maintain a standard directors and officers liability insurance policy with coverage similar to the coverage typically provided by other small publicly-held technology companies.

PAY VERSUS PERFORMANCE DISCLOSURE
In August 2022, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring companies to disclose the relationship between executive compensation actually paid and the Company’s financial performance.
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return ($)	Net Loss (in thousands of dollars)
2025	$6,007,746	$4,541,383	$7,105,330	$5,627,537	$56	$(56,991)
2024	2,182,044	2,386,220	3,927,739	7,376,778	53	(58,300)
2023	404,373	377,705	325,373	316,018	62	(27,703)
1.John Belizaire was our PEO for all of 2025 and 2024. For 2023, the PEO compensation includes four months of compensation for Michael Toporek during his time as Chief Executive Officer (January 1, 2023 through April 30, 2023), and eight months of compensation for John Belizaire as current Chief Executive Officer (from May 1, 2023 to December 31, 2023).
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

2025	PEO	Non-PEO NEOs
Summary Compensation Table Total	$6,007,746	$7,105,330
Less: Grant-Date Fair Value of Equity Awards	(5,058,182)	(6,801,158)
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	4,197,008	5,643,236
Fair Value of Equity Awards Granted During the Year that Vested During the Year	—	—
Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	(232,565)	(319,642)
Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(372,624)	(229)
Deduction of Fair Value of awards granted in prior years that were forfeited during the year	—	—
Compensation Actually Paid	$4,541,383	$5,627,537

2024	PEO	Non-PEO NEOs
Summary Compensation Table Total	$2,182,044	$3,927,739
Less: Grant-Date Fair Value of Equity Awards	(1,718,244)	(3,627,876)
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	1,500,238	7,116,915
Fair Value of Equity Awards Granted During the Year that Vested During the Year	422,635	—
Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	—	—
Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(453)	—
Deduction of Fair Value of awards granted in prior years that were forfeited during the year	—	(40,000)
Compensation Actually Paid	$2,386,220	$7,376,778

2023	PEO	Non-PEO NEOs
Summary Compensation Table Total	$404,373	$325,373
Less: Grant-Date Fair Value of Equity Awards	—	(14,940)
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	—	—
Fair Value of Equity Awards Granted During the Year that Vested During the Year	—	8,000
Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	(16,667)	(575)
Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(10,001)	(1,840)
Compensation Actually Paid	$377,705	$316,018
In 2025, the compensation actually paid to the PEO increased 90% from $2,386,219 to $4,541,382 and the average compensation actually paid to the non-PEO NEOs decreased 24% from $7,376,778 to $5,627,537. In comparison, net loss decreased 2% from $(58,300,000) to $(56,991,000) and total shareholder return increased 6% from $53 to $56. In 2024, the compensation actually paid to the PEO increased 532% from $377,705 to $2,386,220 and the average compensation actually paid to the non-PEO NEOs increased 2,234% from $316,018 to $7,376,778. In comparison, net loss increased 110% from $(27,703,000) to $(58,300,000) and total shareholder return fell 15% from $62 to $53. In 2023, the compensation actually paid to the PEO increased 110% from ($3,645,896) to $377,705 and the average compensation actually paid to the non-PEO NEOs increased (dropped) 169% from $117,286 to $316,018. In comparison, net loss decreased 72% from $(99,005,000) to $(27,703,000) and total stockholder return fell 73% from $228 to $62.

REPORT OF THE AUDIT COMMITTEE*
The undersigned members of the Audit Committee of the Board of Soluna Holdings, Inc. (the “Company”) submit this Proxy Statement in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:
1.The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.
2.The Audit Committee has discussed with representatives of UHY LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.The Audit Committee has discussed with UHY LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.
In addition, the Audit Committee considered whether the provision of non-audit services by UHY LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.
Audit Committee of Soluna Holdings, Inc.
Agnieszka. Budzyn (Chair)
Edward R. Hirshfield
William P. Phelan
John Bottomley

*The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding shares of common stock beneficially owned as of August 10, 2026, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

Name of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Named Executive Officers
Michael Toporek(3)	17,133,116	7.0%
John Belizaire(4)	7,013,105	2.9%
Michael Picchi	100,000	*

Non-Employee Directors and Director Nominees
Matthew E. Lipman(5)	1,704,103	*
William P. Phelan(6)	2,292,272	*
Thomas J. Marusak(7)	1,998,721	*
Edward R. Hirshfield(8)	1,703,019	*
William Hazelip(9)	1,702,859	*
John Bottomley(10)	1,703,559	*
David C. Michaels(11)	2,029,943	*
Agnieszka Budzyn(12)	485,000	*
Daniel Golding(13)	10,936	*
All current directors, director nominees and executive officers as a group (12 persons)	37,876,633	15.5%

Greater than 5% Holders
Robert Bugbee(14)	15,414,507	6.3%
* Less than 1%
(1)Based on 244,590,575 shares of common stock outstanding on August 10, 2026, and, with respect to each individual holder, rights to acquire shares of common stock exercisable within 60 days of August 10, 2026.

(2)Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)Includes 300 shares of common stock issuable to Mr. Toporek upon exercise of stock options exercisable as of August 10, 2026. Includes 17,131,997 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(4)Includes 181,294 restricted stock awards representing shares of Common Stock, 100% of which has vested as of June 1, 2026, and 58,984 shares of common stock withheld for tax withholdings. Includes 152,043 restricted stock awards representing shares of common stock, which vested 33% on September 1, 2025, and will vest 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 153,745 restricted stock awards representing shares of common stock, which vested 33% on December 1, 2025 and Mr. Belizaire withheld 20,979 shares for tax withholdings, and will vest 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 309,004 restricted stock awards representing shares of common stock, which 33% vested on June 1, 2026, and will vest 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 416,394 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2026, 33% on September 1, 2027, and 34% on September 1, 2028, in

each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 2,861,788 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2026, 33% on December 1, 2027, and 34% on December 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 3,018,802 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2027, 33% on June 1, 2028, and 34% on June 1, 2029, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(5)Includes 300 shares of common stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of August 10, 2026. Includes 1,701,599 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(6)Includes 250 shares of common stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of August 10, 2026. Includes 2,279,985 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(7)Includes 125 shares of common stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of August 10, 2026. Includes 1,990,091 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company. Mr. Marusak will not be standing for reelection at the Annual Meeting.

(8)Includes 300 shares of common stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of August 10, 2026. Includes 1,701,599 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(9)Includes 1,701,599 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(10)Includes 1,701,599 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(11)Includes 600 shares of common stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of August 10, 2026. Includes 1,990,091 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(12)Includes 135,000 shares of restricted stock as an initial grant upon initiation of board service. Of these shares, 33% will vest on September 1, 2026, 33% will vest on September 1, 2027, and 34% will vest on September 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 350,000 shares of restricted stock awards. Of these shares, 33% will vest on December 1, 2026, 33% will vest on December 1, 2027, and 34% will vest on December 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(13)Includes 2,343 restricted stock units which will vest within 60 days of August 10, 2026.

(14)Based on the information provided in the Schedule 13G filed with the SEC on August 5, 2026 by Mr. Bugbee with respect to himself.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the company’s stock.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2024, and each currently proposed transaction in which:

•We have been or are to be a participant;
•the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and
•any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

HEL Transactions

On October 29, 2021, the Company completed the Soluna Callisto acquisition pursuant to a merger agreement (the “Merger Agreement”). The purpose of the transaction was for SCI to acquire substantially all of the assets (other than those assets physically located in Morocco) formerly held by Harmattan Energy, Ltd. (formerly Soluna Technologies, Ltd.) (“HEL”), which assets consisted of SCI’s existing pipeline of certain cryptocurrency mining projects that HEL previously transferred to SCI, which was formed expressly for this purpose, and to provide SCI with the opportunity to directly employ or retain the services of four individuals whose services it had retained through HEL prior to the merger. As a result of the merger, each share of common stock of Soluna Callisto issued and outstanding immediately prior to the effective time of the merger, other than shares owned by the Company or any of our subsidiaries, was canceled and converted into the right to receive a proportionate share of up to 118,800 shares (the “Merger Shares”) of Mechanical Technology, Incorporated common stock, payable upon the achievement of certain milestones.

Due to conditions being met within the Merger Agreement in relation to energization and retention of employees, the Company has advised SCI US Holdings LLC, a Delaware limited liability company, who is the sole Effective Time Holder (as defined in the Merger Agreement) of the right to receive the Merger Shares and that 19,800 Merger Shares were issued on May 26, 2023, 39,600 Merger Shares were issued on October 10, 2023, and 17,820 Merger Shares were issued on October 8, 2025. SCI US Holdings LLC has consented to the issuance of such Merger Shares as required under the Merger Agreement and has directed the Company to issue such Merger Shares to its affiliate, HEL. On February 6, 2026, the Company issued an additional 10,692 Merger Shares, due to 18 MW of energization being met. The remaining 30,888 Merger Shares were issued on June 24, 2026, and therefore closes out the 118,800 Merger Shares available for issuance, and no further Merger Shares remains available pursuant to the terms of the Merger Agreement as of June 30, 2026.

Four of the Company’s directors have various affiliations with HEL.

Michael Toporek, the former Chief Executive Officer, and current Executive Chairman of the Board of the Company, owns (i) 90% of the equity of Soluna Technologies Investment I, LLC, which owns 57.9% of HEL and (ii) 100% of the equity of MJT Park Investors, Inc., which owns 3.1% of HEL, in each case, on a fully diluted basis. Mr. Toporek does not own directly, or indirectly, any equity interest in Tera Joule, LLC (“Tera Joule”), which owns 9.2% of HEL; however, as a result of his 100% ownership of Brookstone IAC, Inc. (“Brookstone IAC”), which is the manager of Tera Joule, he has dispositive power over the equity interests that Tera Joule owns in HEL.

In addition, one of the Company’s directors, Matthew E. Lipman, serves as a director and is currently acting as President of HEL. Mr. Lipman does not directly own any equity interest in Tera Joule, which owns 9.2% of HEL; however, as a result of his position as a director and officer of Brookstone IAC, which is the manager of Tera Joule, he has dispositive power over the equity interests that Tera Joule owns in HEL. As a result, the approximate dollar value of the amount of Mr. Toporek’s and Mr. Lipman’s interest in the Company’s transactions with HEL for the year ended December 31, 2025 was $0 and $0.

John Belizaire, the Company’s Chief Executive Officer, and John Bottomley, who were elected to the Board upon the effective time of SCI’s acquisition of Soluna Callisto, serve as directors of HEL. In addition, Mr. Belizaire is the beneficial owner of 1,317,567 shares of common stock of HEL and 102,380 Class Seed Preferred shares, which are convertible into 86,763 shares of common stock of HEL. These interests give Mr. Belizaire an ownership of 10.54% in HEL. Mr. Belizaire also owns an interest in HEL indirectly through his 5.0139% interest of Tera Joule’s 965,945 Class Seed Preferred shares, which are convertible into 818,596 shares of common stock of HEL. Mr. Bottomley is the beneficial owner of 96,189, or approximately 0.72%, of the outstanding shares of common stock of HEL.

The Company’s investment in HEL was initially carried at the cost of investment and was $750 thousand. Based on evaluation of projections for the Company’s investment in HEL, the Company fully impaired the equity investment of $750 thousand as of December 31, 2022, writing it down to $0.

The Company owned approximately 1.79% of HEL, calculated on a converted fully diluted basis, as of December 31, 2025. The Company may enter into additional transactions with HEL in the future.

MeOH Power, Inc.

On December 18, 2013, MeOH Power, Inc. and the Company executed a Senior Demand Promissory Note (the Note) in the amount of $380 thousand to secure the intercompany amounts due to the Company from MeOH Power, Inc. upon the deconsolidation of MeOH Power, Inc. Interest accrues on the Note at the Prime Rate in effect on the first business day of the month, as published in the Wall Street Journal. At the Company’s option, all or part of the principal and interest due on this Note may be converted to shares of common stock of MeOH Power, Inc. at a rate of $0.07 per share. Interest began accruing on January 1, 2014. The Company recorded a full allowance against the Note. As of December 31, 2025 and December 31, 2024, $403 thousand and $385 thousand, respectively, of principal and interest are available to convert into shares of common stock of MeOH Power, Inc. Any adjustments to the allowance are recorded as miscellaneous expenses during the period incurred.

Policies and Procedures for Related Party Transactions
We have adopted a written policy requiring that all related person transactions be reported to our executive management and/or the Board and approved or ratified by the Audit Committee. In completing its review of proposed related person transactions, the Audit Committee considers the aggregate value of the transaction, whether the transaction was undertaken in the ordinary course of business, the nature of the relationships involved, and whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 375,000,000 SHARES TO 1,000,000,000 SHARES

As of the date of this proxy statement, we were authorized under our Articles to issue up to a total of 385,000,000 shares of capital stock, comprised of 375,000,000 shares of common stock and 10,000,000 shares of preferred stock, par value $0.001 per share. Our Board believes that it is in the best interests of the Company and our stockholders to amend the Articles to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the Increase in Authorized Proposal (the “Amendment”), to increase the number of shares of common stock authorized for issuance thereunder from 375,000,000 shares to 1,000,000,000 shares, each share of common stock having a par value of $0.001. The Amendment does not affect the number of shares of preferred stock authorized for issuance under the Articles.

The form of the text of the Amendment (which would be filed with the Nevada Secretary of State on its then-prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

As of the Record Date, there were 246,702,047 shares of our common stock outstanding and:

●	2,565 shares of our common stock issuable upon the exercise of options outstanding at a weighted average exercise price of $21.53 per share;

●	5,639,339 shares of our common stock underlying restricted stock units; and

●	24,300,344 shares of our common stock issuable upon the exercise of outstanding warrants, at a weighted average exercise price of $1.80 per share.

The additional shares of common stock to be authorized by approval of the Amendment would have rights identical to the currently outstanding shares of common stock. Approval of the Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the Amendment is approved, it will become effective upon the filing of the Amendment with the Nevada Secretary of State on its then-prescribed form of Certificate of Amendment (or at a post-filing effective date and time, if any, stated therein, which may not be later than 90 days after such filing).

The description of the Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Amendment attached to this proxy statement as Appendix A.

Purpose of the Proposal

The approval of the Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide flexibility for the potential use of shares of common stock for business and financial purposes in the future. The Company continues construction and development of its various projects, as further described in our SEC filings. These projects require significant equity investment by the Company, which the Company intends to satisfy with proceeds from capital raising activities (including pursuant to the Standby Equity Purchase Agreement, dated March 24, 2026, between the Company and YA II PN, Ltd. (the “SEPA”) and the At the Market Offering Agreement, dated April 29, 2025, between the Company and H.C. Wainwright & Co., LLC (the “ATM Agreement”)), which may require the Company to issue common or preferred stock, or related derivative securities convertible into common stock. As previously announced, the Company continues to opportunistically explore various financing options for these activities, including negotiating term sheets and letters of intent with various lenders and investors. The Company may be engaged in multiple conversations and negotiations with various financing sources at any point in time, and such discussions may be in varying stages of negotiation at any point in time. No assurance can be given that any of the financing options considered by the Company will be on terms acceptable to the Company or will be completed at all. Nevertheless, the Company desires to be in a position to execute on one or more of these financings. Many of these potential financing alternatives require the Company to issue common or preferred stock, or related derivative securities convertible into common stock. Under the Articles, the Company has limited remaining authorized and unissued shares of common stock at its disposal. The Board determined that additional authorized shares of common stock were necessary to pursue future financing options. The Board’s intention in seeking stockholder approval for the

Increase in Authorized Proposal is to utilize newly authorized shares of common stock for future financing options, as well as the other uses discussed below.

The Board has determined that no increase in the number of authorized preferred stock is necessary at this time.

Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) as discussed above, raising capital, if we have an appropriate opportunity, through offerings of common stock, or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock, or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our equity incentive plans, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above.

As is the case with the shares of common stock which are currently authorized but unissued, if the Amendment is approved by the holders of our common stock, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our equity incentive plans, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Amendment, because absent the Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock, or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Additionally, the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We have not entered into any plans or agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, preferred stock and warrants, and we will continue to require additional capital in the near future (including pursuant to the SEPA and the ATM Agreement) to fund our projects and operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any shares of common stock, or securities convertible into shares of common stock except on terms that the Board deems to be in the interests of us and our stockholders. We are therefore requesting that our stockholders approve this proposal to amend our Articles to increase the number of shares of common stock authorized for issuance thereunder from 375,000,000 shares to 1,000,000,000 shares.

Required Vote

Pursuant to NRS 78.390, as amended effective May 30, 2025, by Assembly Bill No. 239, since the Increase in Authorized Proposal relates solely to an increase in the number of authorized shares of common stock, the holders of the common stock, as the class or series affected by the amendment, must approve the proposed amendment. In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, such approval requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 375,000,000 SHARES TO 1,000,000,000 SHARES.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the Dodd-Frank Act), the Board is seeking advisory (non-binding) stockholder approval on the compensation of our named executive officers as disclosed in the section of this proxy statement titled “Executive Compensation.” The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our strategic goals and success. Under our executive compensation program, our named executive officers receive compensation related to the attainment of financial and other performance measures that, the Board believes, promotes the creation of long-term stockholder value and positions the Company for both near-term and long-term growth and success. Please read “Executive Compensation” for additional details about our executive compensation programs, including information about fiscal year 2024 and 2025 compensation of our named executive officers.

The Compensation Committee bases its executive compensation decisions on our compensation objectives, which include the following:

●	aligning management’s incentives with the interests of our stockholders;

●	providing competitive compensation to our named executive officers;

●	rewarding named executive officers for past performance and motivating them to excel in the future; and

●	rewarding superior performance of both the Company and each individual executive, and encouraging actions that promote our near-term and long-term strategic goals.

We believe that our existing compensation programs, which include a mix of fixed and performance-based compensation, and the terms of long-term incentive awards granted to our named executive officers, are all designed to motivate our named executive officers to achieve improved performance, align compensation with performance measures and stockholder interests, and enable us to attract, retain, and motivate talented executive officers, while at the same time creating a close relationship between performance and compensation. The Compensation Committee and the Board believe that the design of the Company’s executive compensation program, and hence the compensation awarded to named executive officers under the current program, fulfills this objective.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of the named executive officers by approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board, however, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, such approval requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS OF THE EXECUTIVE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026
Principal Accountant Fees and Services
The Audit Committee of the Board has appointed KPMG LLP ("KPMG") to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
On March 29, 2026, the Company notified UHY LLP (“UHY”) that UHY would be dismissed as the Company’s independent registered public accounting firm. The Audit Committee approved the decision to dismiss UHY, which became effective on March 29, 2026.

The audit reports of UHY on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and through March 29, 2026, the Company did not have any disagreement with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and through March 29, 2026, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On March 29, 2026, the Audit Committee approved the appointment of KPMG as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2026.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 29, 2026, neither the Company nor anyone acting on its behalf consulted KPMG on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

No professional services were rendered by KPMG for each of the last two fiscal years.

The following table summarizes the fees paid for professional services rendered by UHY LLP for each of the last two fiscal years:

	For the Years Ended December 31,
US$(000)	2025	2024
Audit fees	$715,000	$715,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	$140,000	$118,000
Total	$855,000	$833,000
Audit Fees
Audit fees for the fiscal years ended December 31, 2025 and 2024, were for professional services rendered for the annual financial statements audit and related audit procedures, work performed in connection with any registration statements, including comfort letters, and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.
All Other Fees
All other fees for the fiscal year December 31, 2025 and 2024 were for professional services rendered for standalone financial statements audits and related audit procedures of multiple subsidiaries of Soluna Digital, Inc.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted the following policies and procedures under which frequently utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to a single committee member or executive officer.
a)Annual audit, quarterly review, and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent registered public accountants to the Audit Committee.
b)Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities, or reviews of public filings by the SEC must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.
c)Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates, and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.
d)Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.
e)Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.
Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, such approval requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 5: APPROVAL OF, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE POTENTIAL ISSUANCE OF 20% OR MORE OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK PURSUANT TO THE SEPA

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq rules, which require us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance.

Overview

On March 24, 2026, the Company entered into the SEPA with YA pursuant to which the Company has the right to sell to YA up to $250 million of common stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA.

Upon the satisfaction of the conditions to YA’s purchase obligation set forth in the SEPA, including having a registration statement registering the resale of the shares of common stock issuable under the SEPA declared effective by the Securities and Exchange Commission (the “SEC”), the Company will have the right, but not the obligation, from time to time at its discretion, to direct YA to purchase a specified number of shares of common stock (an “Advance”) by delivering written notice to YA (an “Advance Notice”). While there is no mandatory minimum amount for any Advance, the maximum advance amount applicable to such Advance will be an amount equal to one hundred percent (100%) of the average of the daily trading volume of the common stock during regular trading hours as reported by Bloomberg L.P. (“Daily Traded Amount”) during the five consecutive Trading Days immediately preceding the date of such Advance Notice.

The shares of common stock purchased pursuant to an Advance will be issued and sold to YA under one of two pricing options at the election of the Company. Under the first option (“Pricing Option 1”), the Company will sell the shares of common stock to YA at 96% of the Market Price (as defined below) for any period commencing (i) if submitted to YA prior to 9:00 a.m. Eastern Time on a trading day, at the open of trading on such day or (ii) if submitted to YA after 9:00 a.m. Eastern Time on a trading day, upon receipt by the Company of written confirmation of acceptance of the advance notice by YA and, in either case, ending at 4:00 p.m. New York City time on the applicable advance notice date (the “Option 1 Pricing Period”). Under the second option (“Pricing Option 2”), the Company will sell the shares of common stock to YA at 97% of the Market Price for the three consecutive trading days commencing on the advance notice date (the “Option 2 Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price (“VWAP”) of the common stock on Nasdaq during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest VWAP of the common stock on the Nasdaq during the Option 2 Pricing Period.

Under applicable Nasdaq rules and the terms of the SEPA, in no event may the Company issue to YA under the SEPA shares of common stock equal to greater than 19.99% of the shares of common stock outstanding immediately prior to the execution of the SEPA (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by YA for all of the shares of common stock that the Company directs YA to purchase from the Company pursuant to the SEPA, if any, equals or exceeds the lower of (a) the official closing price of the common stock on Nasdaq immediately preceding the execution of the SEPA and (b) the average official closing price of the common stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the SEPA, adjusted as required by Nasdaq. Moreover, the Company may not issue or sell any shares of common stock to YA under the SEPA which, when aggregated with all other shares of common stock then beneficially owned by YA and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), would result in YA beneficially owning more than 4.99% of the outstanding shares of common stock.

Actual sales of shares of common stock to YA as an Advance under the SEPA will depend on a variety of factors to be determined by the Company from time to time, which may include, among other things, market conditions, the trading price of the common stock and determinations by the Company as to the appropriate sources of funding for its business and operations.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the execution date of the SEPA or (ii) the date on which the Company shall have made full issuances of Advances pursuant to the SEPA.

The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to YA, provided that there are no outstanding Advance Notices for which shares of common stock need to be issued and the Company has paid all amounts owed to YA pursuant to the SEPA.

The net proceeds under the SEPA to the Company will depend on the frequency and prices at which common stock is sold. The Company expects that proceeds received from such sales will be used primarily for working capital and general corporate purposes.

Reasons for Financing

We believe that the SEPA transaction provides necessary additional sources of capital to the Company. The proceeds that we expect to receive from this transaction will allow the Company to fund its business operations. This transaction provides the Company with future flexibility to enhance its liquidity in an opportunistic and efficient manner, and only when the Company deems it to be necessary.

Reasons for the Stockholder Approval

Our common stock is listed on Nasdaq, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules, we are seeking stockholder approval of this proposal to potentially sell additional shares of common stock above the Exchange Cap.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of common stock under the SEPA (or securities convertible into or exercisable for our common stock) in excess of 20% of the shares of our common stock outstanding immediately prior to the SEPA at an exercise price less than the Minimum Price.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the SEPA. The SEPA has already been executed and delivered, and the closing of the SEPA has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of common stock in accordance with the SEPA will be limited to an amount up to the Exchange Cap and we will not be able to realize the full benefit of this financing transaction.

Additional Information

We intend this summary to provide you with basic information concerning the SEPA. The full text of the SEPA is filed as Exhibit 10.114 to our Current Report on Form 8-K filed with the SEC on March 30, 2026.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, such approval requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE POTENTIAL ISSUANCE OF 20% OR MORE OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK PURSUANT TO THE SEPA.

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE APPROVAL OF ANY OF THE FOREGOING PROPOSALS ARE INSUFFICIENT TO APPROVE SUCH PROPOSAL

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the approval of any of the foregoing proposals is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the approval of such proposal. In that event, we will ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than sixty (60) days after the date set for the Annual Meeting, the Board will fix a new record date and, a notice of the new meeting shall be given to each stockholder of record entitled to vote at such meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the approval of any such proposal.
Required Vote
The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy and voting at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome on the vote of this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE APPROVAL OF ANY OF THE FOREGOING PROPOSALS ARE INSUFFICIENT TO APPROVE SUCH PROPOSAL.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2027 Annual Meeting
Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than April 26, 2027 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Soluna Holdings, Inc., 325 Washington Avenue Extension, Albany, New York 12205, Attention: Secretary.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 17, 2027.
ANNUAL REPORT
A copy of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC is being made available to our stockholders along with this Proxy Statement. Additional copies may be obtained without charge by writing to Soluna Holdings, Inc., Washington Avenue Extension, Albany, New York 12205, Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our common stock on the Record Date. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.
Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Soluna Holdings, Inc., Washington Avenue Extension, Albany, New York 12205, Attention: Secretary, or by phone at (516) 216-9257. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors,

/s/ Jessica Thomas
Jessica Thomas
Chief Accounting Officer and Secretary
August 24, 2026
Albany, New York

To ensure that your shares are represented at the Annual Meeting, please either (a) vote over the Internet following the instructions provided in this Proxy Statement, (b) vote by telephone by calling Broadridge Financial Solutions at 1-800-690-6903 or (c) complete, sign, date and promptly return the proxy card to Soluna Holdings, Inc.
If you have any questions or require any assistance in voting your shares, please call:
Broadridge Financial Solutions
51 Mercedes Way, Edgewood, NY 11717
1-800-690-6903

Appendix A

Form of Amendment

Article 8 of the articles of incorporation is hereby amended to read in its entirety as follows:

The total number of shares of all classes of stock that the Corporation is authorized to issue is 1,010,000,000 shares, divided into two classes as follows: (i) 1,000,000,000 shares of common stock, par value $0.001 per share (the “common stock”) and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (the “preferred stock”).

* * *

A-1

SOLUNA

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NY 12205

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLNH2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03176-P56981 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOLUNA HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William Hazelip
02) Michael Toporek
03) Daniel Golding

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K), and Form of Proxy Card are available at www.proxyvote.com.

T03177-P56981

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 16, 2026

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Friday, October 16, 2026, virtually at www.virtualshareholdermeeting.com/SLNH2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE